SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                              FORM 8-K

                           Current Report


                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




  Date of Report (date of earliest event reported):  April 23, 2003
                                                     --------------


                           II-VI INCORPORATED
                           ------------------
         (Exact name of registrant as specified in its charter)




        Pennsylvania              0-16195           25-1214948
        ------------              -------           ----------
(State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)          File Number)   Identification Number)




      375 Saxonburg Boulevard, Saxonburg, Pennsylvania       16056
      ------------------------------------------------       -----
         (Address of principal executive offices)          (ZIP Code)



    Registrant's telephone number, including area code:  724-352-4455
                                                         ------------














Former name or former address, if changed, since last report:

Not Applicable


Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit No.                    Description
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   99.1                        Press Release



Item 9.  Regulation FD Disclosure (Information Provided Under Item 12)
         -------------------------------------------------------------

     The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release No. 33-8216.

     On April 23, 2003, II-VI Incorporated issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               II-VI INCORPORATED
                               (Registrant)



Date:  April 23, 2003          By:  /s/ Carl J. Johnson
                                   Chairman and Chief Executive Officer



Date:  April 23, 2003          By:  /s/ Craig A. Creaturo
                                 Chief Accounting Officer and Treasurer




                               EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------

   99.1                        Press Release